SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2002

VARCO INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13309	76-0252850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 W. Sam Houston Parkway South,
Suite 1700
Houston, Texas 77042
(Address of principal executive offices and zip code)

(281) 953-2200
(Registrant’s telephone number, including area code)

Item 9.    Regulation FD Disclosure.

Certifications Required Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934

On August 13, 2002, the Principal Executive Officer and the Principal Financial Officer of Varco International, Inc. (the “Company”) each signed the statement under oath required by the Securities and Exchange Commission Order of June 27, 2002. Pursuant to the Statement by the Staff of the Securities and Exchange Commission on July 29, 2002, the two statements under oath are set forth below:

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, George Boyadjieff, state and attest that:

(1)	To the best of my knowledge, based upon a review of the covered reports of Varco International, Inc., and, except as corrected or supplemented in a subsequent covered report:

•
no covered report contained an untrue statement of material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•
no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)	I have reviewed the contents of this statement with the Company’s audit committee.

(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•	Annual Report on Form 10-K of Varco International, Inc. for the year ended December 31, 2001, as filed with the Commission on March 11, 2002;

•
all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Varco International, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•	any amendments to any of the foregoing.

/s/ GEORGE BOYADJIEFF George Boyadjieff Chairman of the Board and Chief Executive Officer	Subscribed and sworn to before me this 13th day of August, 2002 /s/ NOTARY

(Principal Executive Officer) August 13, 2002	Notary Public My Commission Expires:	August 12, 2005

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Joseph C. Winkler, state and attest that:

(1)	To the best of my knowledge, based upon a review of the covered reports of Varco International, Inc., and, except as corrected or supplemented in a subsequent covered report:

•
no covered report contained an untrue statement of material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•
no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)	I have reviewed the contents of this statement with the Company’s audit committee.

(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•	Annual Report on Form 10-K of Varco International, Inc. for the year ended December 31, 2001, as filed with the Commission on March 11, 2002;

•
all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Varco International, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•	any amendments to any of the foregoing.

/s/ JOSEPH C. WINKLER Joseph C. Winkler Executive Vice President, Chief Financial Officer and Treasurer	Subscribed and sworn to before me this 13th day of August, 2002 /s/ NOTARY

(Principal Financial Officer) August 13, 2002	Notary Public My Commission Expires:	June 7, 2003

Certification Required by 18 U.S.C. § 1350

On August 13, 2002, the Company filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the “Form 10-Q”) with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, the Company has provided to the Securities and Exchange Commission the certifications below, as required by 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002:

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Varco International, Inc., a Delaware corporation (the “Company”), hereby certifies, to such officer’s knowledge, that:

(i)    the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2002	/s/ GEORGE BOYADJIEFF
George Boyadjieff Chairman of the Board and Chief Executive Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Varco International, Inc., a Delaware corporation (the “Company”), hereby certifies, to such officer’s knowledge, that:

(i)    the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2002	/s/ JOSEPH C. WINKLER
Joseph C. Winkler Executive Vice President, Chief Financial Officer and Treasurer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARCO INTERNATIONAL, INC.

Date: August 13, 2002	By:	/s/ JOSEPH C. WINKLER
	Name: Title:	Joseph C. Winkler Executive Vice President, Chief Financial Officer and Treasurer